                                                   UNITED STATES
                                        SECURITIES AND EXCHANGE COMMISSION

                                              Washington, D.C. 20549
                                                 ----------------

                                                     FORM 8-K

                                                  CURRENT REPORT

                                      Pursuant to Section 13 or 15(d) of the
                                          Securities Exchange Act of 1934

                         Date of Report (Date of earliest event reported): July 21, 2003

                                       TROPICAL SPORTSWEAR INT'L CORPORATION
                              (Exact name of registrant as specified in its charter)

                      Florida                               0-23161                        59-3420305
             (State or other jurisdiction                (Commission                     (IRS Employer
                    of incorporation)                    File Number)                  Identification No.)

          4902 W. Waters Avenue
            Tampa, Florida                                                                   33634
   (Address of principal executive offices)                                               (Zip Code)

                        Registrant's telephone number, including area code: (813) 249-4900

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Item 5.   Other Events

         Attached is the Press Release disseminated by the Company on July 21, 2003.

Item 7.  Exhibits

Exhibit 99     Press Release dated July 21, 2003.

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                                                    SIGNATURES

Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            TROPICAL SPORTSWEAR INT'L CORPORATION

Date:    July 22, 2003                     By:       /s/ N. Larry McPherson
                                                     N. Larry McPherson
                                                     Executive Vice President and
                                                     Chief Financial Officer